UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2006
Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 10th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 212-974-1708
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 14, 2006, Resource Capital Corp. (the “Company”) announced that David J. Bryant had been appointed Senior Vice President and Chief Financial Officer of the Company, effective on June 28, 2006. Mr. Bryant was also appointed Chief Accounting Officer and Treasurer of the Company. Mr. Bryant, age 48, previously served as Senior Vice-President, Real Estate Services, at Pennsylvania Real Estate Investment Trust (“PREIT”) from May 2005 to June 2006. Mr. Bryant served as PREIT’s Senior Vice President - Finance and Treasurer, and was its principal accounting officer, from September 2000 to May 2005.

Additionally, effective on June 28, 2006, Thomas Elliott has resigned from his positions as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits
99.1	Press Release dated June 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thomas C. Elliott

Date: June 19, 2006	/s/ Thomas C. Elliott Thomas C. Elliott Chief Financial Officer